EXHIBIT 10.1
                                                                    ------------


                              --------------------

                                    FORM OF

                                 AMENDMENT NO. 2

                                       TO

                          AGREEMENT AND PLAN OF MERGER

                              --------------------

                                      among

                         BOSTON SCIENTIFIC CORPORATION,

                         BOSTON SCIENTIFIC SCIMED, INC.,

                          ADVANCED BIONICS CORPORATION,

                                THE BIONICS TRUST

                                       and

       JEFFREY D. GOLDBERG AND CARLA WOODS (COLLECTIVELY IN THEIR CAPACITY
                      AS THE STOCKHOLDERS' REPRESENTATIVE)

                           Dated as of August 9, 2007


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                                TABLE OF CONTENTS

                                                                         Page
ARTICLE I. AMENDMENT                1

         SECTION 1.01               Amendment to Article I.................1

         SECTION 1.02               Amendment to Article II................2

         SECTION 1.03               Amendment to Article III...............4

         SECTION 1.04               Amendment to Article IV................4

         SECTION 1.05               Amendment to Article V.................4

         SECTION 1.06               Amendment to Article VI................5

         SECTION 1.07               Amendment to Article VII...............5

         SECTION 1.08               Amendment to Article VIII..............5

         SECTION 1.09               Amendment to Exhibit H.................5

ARTICLE II. GENERAL PROVISIONS      6

         SECTION 2.01               No Further Amendment...................6

         SECTION 2.02               Counterparts...........................6


                                        i
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     This AMENDMENT NO. 2 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment
2"), dated as of August 9, 2007, is entered into by and among BOSTON SCIENTIFIC CORPORATION, a Delaware corporation ("Parent"), BOSTON SCIENTIFIC SCIMED, INC., (formerly known as Scimed Life Systems, Inc.) a Minnesota corporation and a wholly owned subsidiary of Parent ("Scimed"), ADVANCED BIONICS CORPORATION, a Delaware corporation and a wholly owned subsidiary of Scimed (the "Company"), the BIONICS TRUST (the "Trust") and CARLA WOODS and JEFFREY D. GOLDBERG (such persons acting together by majority vote, and any successor persons acting together by majority vote, solely in their capacity as Stockholders' Representative under the Merger Agreement being the "Stockholders' Representative"). This Amendment 2 will become effective as of the Closing (as defined in the Amendment Agreement) if the Amendment Agreement has not been terminated prior to such time; provided that in no event will this Amendment 2 become effective until Scimed has paid the First Earn Out Payment.

     WHEREAS, Parent, Scimed, Claude Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Scimed, the Company, the Trust and the Stockholders' Representative entered into that certain Agreement and Plan of Merger dated as of May 28, 2004 (the "Original Merger Agreement") and entered into Amendment No. 1 to the Original Merger Agreement on August 9, 2007 ("Amendment 1") which became effective as of September __, 2007. Capitalized terms used herein but not defined herein have the meaning ascribed to such terms in the Original Merger Agreement. References herein to a specific Article, Section, Schedule or Exhibit will refer, respectively, to Articles, Sections, Schedules or Exhibits of the Original Merger Agreement unless otherwise specified. The Original Merger Agreement as amended by Amendment 1 is referred to herein as the "Merger Agreement").

     WHEREAS, this Amendment 2 is being executed and delivered pursuant to
Section 2.01(b) of that certain Amendment Agreement dated as of August 9, 2007 (the "Amendment Agreement") among Parent, Scimed, the Company, the Trust and the Stockholders' Representative to further amend the Merger Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

                                    ARTICLE I.

                                    AMENDMENT

     SECTION 1.01 Amendment to Article I. Article I will be amended to add the following definitions, which will be placed in Article I in alphabetical order:

     "Amendment 2" means Amendment No. 2 to this Agreement among the parties to this Agreement (other than the Purchaser) dated as of August 9, 2007 and effective as of the Closing Date (as that term is defined in the Amendment Agreement).

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     "Amendment 2 Closing" means the "Closing" (as that term is defined in the
     Amendment Agreement).

     "Amendment Agreement" means that certain Amendment Agreement dated as of August 9, 2007 among the parties to this Agreement (other than the Purchaser).

     SECTION 1.02 Amendment to Article II.

     (a) Amendment to Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08.
2.09, 2.10 and 2.13. The parties hereto acknowledge and agree that as of the Amendment 2 Closing no further actions are required to be performed pursuant to Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 2.10 and 2.13.

     (b) Amendment to Section 2.11. The following new Sections 2.11(j) and (k) will be added at the end of Section 2.11:


     (j) At the Amendment 2 Closing, Scimed will pay, or cause to be paid, to the Bionics Trust, the following:

     (i) the First Earn Out Payment (as defined in the Amendment Agreement); and

     (ii) the Earn Out Obligation (as defined in the Amendment Agreement).

     (k) The payment by Scimed to the Bionics Trust of the First Earn Out Payment and the delivery of the Earn Out Obligation described in Section 2.11(j) will be in full satisfaction of all payments that would have otherwise become due and payable under this Section 2.11, including any payments that would have become due during or with respect to the 2007 fiscal year. After the payment of the First Earn Out Payment and the delivery of the Earn Out Obligation described above (and the payment of the amount due thereunder), no further Earn Out Payments will be due and payable by Scimed to the Bionics Trust pursuant to this Section 2.11.

     (c) Amendment to Section 2.12. Section 2.12 will be amended as follows:

     (i) Section 2.12(c) will be deleted in its entirety and replaced with the following:

     (c) In connection with this Agreement (as it may be amended from time to time) and any instrument, agreement or document relating hereto or thereto, and in exercising or failing to exercise all or any of the powers conferred upon the

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     Stockholders' Representative hereunder (including executing and delivering any amendment hereto), the Stockholders' Representative will incur no responsibility whatsoever to any Stockholder, Earn Out Recipient, or Bionics Trust by reason of any error in judgment or other act or omission performed or omitted hereunder or in connection with this Agreement (as it may be amended from time to time) or any such other agreement, instrument or document, excepting only responsibility for any act or failure to act which represents gross negligence or willful misconduct. Each Earn Out Recipient and Bionics Trust will indemnify the Stockholders' Representative against all Losses arising out of or in connection with any claim, investigation, challenge, action or proceeding or in connection with any appeal thereof, relating to the acts or omissions of the Stockholders' Representative arising under this Agreement (as it may be amended from time to time). The Stockholders' Representative will, at the expense of the Earn Out Recipients and Bionics Trust, be entitled to engage such counsel, experts and other agents and consultants as he or she will deem necessary in connection with exercising his or her powers and performing his or her function hereunder.

     (ii) The following will be added to the end of Section 2.12:


     The parties hereto acknowledge and agree that except for the amendment to
     Section 2.12(c) as provided for in Amendment 2, this Section 2.12 will survive the Amendment 2 Closing and will not be modified by the transactions contemplated by Amendment 2.

     (d) Amendment to Section 2.14. Section 2.14 will be deleted in its entirety and replaced with the following:

     Withholding Rights. Each of Parent, Scimed and the Surviving Corporation (the "BSC Withholding Parties") will be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement (including payments on or with respect to the Earn Out Obligation) such amount as they are required to deduct and withhold with respect to the making of such payment under applicable Tax Law. To the extent that amounts are so withheld and properly paid to the appropriate Tax authority, such amounts will be treated for purposes of this Agreement as having been paid to the holder of the securities or rights in respect of which such deduction and withholding was made. The Stockholders' Representative and the Bionics Trust will provide reasonable assistance to the BSC Withholding Parties in connection with the determination of amounts required to be deducted and withheld and compliance with related information reporting requirements. If the BSC Withholding Parties intend to deduct and withhold from an amount payable pursuant to this Agreement (including payments on or with respect to the Earn Out Obligation) in a manner that materially differs from the manner in which the BSC Withholding Parties deducted and withheld amounts from the Earn Out Payment made on or about March

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     9, 2007, the BSC Withholding Parties will promptly provide the Bionics
     Trust with a letter from counsel to the BSC Withholding Parties (i) describing in reasonable detail any change in facts or circumstances necessitating such change in the manner of such deduction and withholding or (ii) providing a reasoned analysis of the change in applicable Law or change in understanding or interpretation of applicable Law necessitating such change in the manner of deduction and withholding.

     SECTION 1.03 Amendment to Article III. The following will be added to the end of Article III:

     The parties hereto acknowledge and agree that this Article III will not survive the Amendment 2 Closing, and that from and after the Amendment 2 Closing, this Article III will be of no further force or effect for any purpose whatsoever.

     SECTION 1.04 Amendment to Article IV. The following will be added to the end of Article IV:

     The parties hereto acknowledge and agree that this Article IV will not survive the Amendment 2 Closing, and that from and after the Amendment 2 Closing, this Article IV will be of no further force or effect for any purpose whatsoever.

     SECTION 1.05 Amendment to Article V.

          (a) Amendment to Sections 5.01, 5.04(a), 5.04(b), 5.04(c), 5.04(d),
     5.04(e), 5.04(f), 5.04(g), 5.09 and 5.10. The parties hereto acknowledge and agree that from and after the Amendment 2 Closing, Sections 5.01, 5.04(a), 5.04(b), 5.04(c), 5.04(d), 5.04(e), 5.04(f), 5.04(g), 5.09, and
     5.10 will be of no further force or effect.

          (b) Amendment to Sections 5.02, 5.04(h) and 5.04(i). The parties hereto acknowledge and agree that Sections 5.02, 5.04(h), and 5.04(i), will survive the Amendment 2 Closing and will not be modified by the transactions contemplated by Amendment 2.

          (c) Amendment to Section 5.04(j). The following will be added to the end of Section 5.04(j):

     The parties hereto acknowledge and agree that this Section 5.04(j) will survive the Amendment 2 Closing and will not be modified by the transactions contemplated by Amendment 2 for actions occurring before the Amendment 2 Closing. The Parties acknowledge and agree that this Section 5.04(j) will be of no further force or effect for actions taken after the Amendment 2 Closing.

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          (d) Amendment to Sections 5.05, 5.07, 5.08 and 5.11. The parties hereto acknowledge and agree that as of the Amendment 2 Closing no further actions are required to be performed pursuant to Sections 5.05, 5.07, 5.08, and 5.11.

          (e) Amendment to Section 5.06. Section 5.06 shall be deleted in its entirety and replaced with the following:

     Promptly following the Amendment 2 Closing, the Company will pay to the Bionics Trust $850,000.00 in immediately available funds as a return of funds previously withheld pursuant to this Section 5.06.

     SECTION 1.06 Amendment to Article VI.

          (a) Amendment to Sections 6.01, 6.02, 6.03 and 6.04. The parties hereto acknowledge and agree that from and after the Amendment 2 Closing, Sections 6.01, 6.02, 6.03 and 6.04 will be of no further force or effect.

     SECTION 1.07 Amendment to Article VII.

          (a) Amendment to Section 7.01. The following new Section (c) will be added to the end of Section 7.01:

     Notwithstanding anything contained in this Section 7.01 to the contrary, the representations and warranties of the Company, Parent, Scimed and Purchaser contained in this Agreement will not survive the Amendment 2 Closing and will be of no further force or effect after the Amendment 2 Closing.

          (b) Amendment to Sections 7.02, 7.03, 7.04, 7.05, 7.06, 7.07 and 7.08.
     The parties hereto acknowledge and agree that, from and after the Amendment 2 Closing, Sections 7.02, 7.03, 7.04, 7.05, 7.06, 7.07 and 7.08 will be of no further force or effect.

     SECTION 1.08 Amendment to Article VIII. A new Section 8.16 will be added to the end of Article VIII as follows:

     Section 8.16 Survival. The parties hereto acknowledge and agree that this
     Article VIII will survive the Amendment 2 Closing and will not be modified by the transactions contemplated by Amendment 2 and that Sections 8.10 and
     8.11 will be of no further force and effect.

     SECTION 1.09 Amendment to Exhibit H. Exhibit H will be deleted in its entirety and replaced with the following:

     o Waiver of, or any Amendment or change in, the right to receive any amount under the Earn Out Obligation where the amount in question exceeds $50 million.

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                                   ARTICLE II.

                               GENERAL PROVISIONS

     SECTION 2.01 No Further Amendment. Except as expressly amended hereby, all of the provisions of the Merger Agreement will be and remain in full force and effect.

     SECTION 2.02 Counterparts. This Amendment 2 may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, each of the Parties have executed or caused this
Amendment 2 to be duly executed as of the date first written above by such party or by any officer of such party thereunto duly authorized, as applicable.



                                      BOSTON SCIENTIFIC CORPORATION

                                      By: _______________________________
                                      Name:
                                      Title:


                                      BOSTON SCIENTIFIC SCIMED, INC.

                                      By: _______________________________
                                      Name:
                                      Title:


                                      ADVANCED BIONICS CORPORATION

                                      By: _______________________________
                                      Name:
                                      Title:


                                      THE STOCKHOLDERS' REPRESENTATIVE

                                      By:________________________________
                                      Name: Carla Woods

                                      By:________________________________
                                      Name: Jeffrey D. Goldberg


                                      BIONICS TRUST

                                      By:________________________________
                                      Name: Carla Woods

                                      By:________________________________
                                      Name: Jeffrey D. Goldberg